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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

         The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Date:  April 13, 2001

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
                                            U-C HOLDINGS, L.L.C.
                                            By:      Willis Stein & Partners, L.P.
                                                     Its Managing Member

                                            By:      Willis Stein & Partners, L.L.C.
                                                     Its General Partner

                                            By:      /s/ DANIEL M. GILL
                                                     -------------------------------------------
                                                     Daniel M. Gill
                                                     Its: Managing Director

                                            JOHN R. WILLIS

                                            By:      /s/ DANIEL M. GILL
                                                     -------------------------------------------
                                                     Daniel M. Gill, pursuant to a Power
                                                     of Attorney filed with the Commission

                                            AVY H. STEIN

                                            By:      /s/ DANIEL M. GILL
                                                     -------------------------------------------
                                                     Daniel M. Gill, pursuant to a Power
                                                     of Attorney filed with the Commission

                                            DANIEL H. BLUMENTHAL

                                            By:      /s/ DANIEL M. GILL
                                                     -------------------------------------------
                                                     Daniel M. Gill, pursuant to a Power
                                                     of Attorney filed with the Commission

                                            DANIEL M. GILL

                                                     /s/ DANIEL M. GILL
                                            --------------------------------------------------
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